UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2010

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY STATEMENT

On October 14, 2010, Tower Automotive, LLC, a Delaware limited liability company, consummated a conversion (referred to herein as the “Corporate Conversion”) pursuant to which, among other things, Tower Automotive, LLC converted from a limited liability company to a Delaware corporation and changed its name to Tower International, Inc. All references to the term “Company” herein refer to Tower Automotive, LLC for all periods prior to the consummation of the Corporate Conversion and refer to Tower International, Inc. for all periods subsequent to the consummation of the Corporate Conversion. By virtue of the Corporate Conversion, Tower International, Inc. has succeeded to all of the assets, liabilities, contractual rights and contractual obligations of Tower Automotive, LLC.

All matters referred to herein have been previously reported in the prospectus filed by the Company on October 15, 2010 pursuant to Rule 424(b) (the “424(b) Prospectus”) and accordingly are described herein in summary form.

Item 1.01	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On October 14, 2010, the Company entered into an underwriting agreement with Goldman Sachs & Co., Citigroup Global Markets, Inc. and J.P. Morgan Securities, LLC as representatives of various underwriters, providing for the initial public offering of 6,250,000 shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), at a price of $13.00 per share. Pursuant to the underwriting agreement, the Company has granted the underwriters an over-allotment option, exercisable for a period of 30 days, to purchase up to an additional 937,500 shares of Common Stock at a price of $13.00 per share.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and reimbursement of expenses. J.P. Morgan Securities LLC, Citigroup Global Markets, Inc. and Goldman Sachs & Co. served as joint book-running managers in the Company’s recent notes offering J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, or their affiliates, are lenders under the Company’s asset-based revolving credit facility.

2010 Equity Incentive Plan

On October 14, 2010, after the consummation of the Corporate Conversion, the Board of Directors and sole stockholder of the Company approved the Company’s 2010 Equity Incentive Plan (the “Plan”). The Plan provides for the granting of various types of equity and non-equity awards to the Company’s employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units. The Plan provides for the issuance of up to 4,600,000 shares of Common Stock.

On October 14, 2010, the Compensation Committee of the Company’s Board of Directors granted stock options covering a total of 269,360 shares of Common Stock to the Company’s executive officers and stock options covering a total of 186,136 shares of Common Stock to other employees of the Company, all as described in the 424(b) Prospectus. Such options were granted with an exercise price of $13.00 per share and generally will vest proportionately on March 1, 2012, March 1, 2013 and March 1, 2014.

On October 15, 2010, the Compensation Committee of the Company’s Board of Directors granted restricted stock units covering a total of 1,763,625 shares of Common Stock to the Company’s executive officers, one director and one senior advisor, all as described in the 424(b) Prospectus. Such restricted stock units generally will vest proportionately nine and eighteen months after the consummation of the Company’s initial public offering.

Item 3.02	Unregistered Sale of Equity Securities.

Immediately prior to the consummation of the Corporate Conversion, the equity owners of the Company exchanged their equity interests in the Company for comparable equity interests in Tower International Holdings, LLC, a Delaware limited liability company (“Holdings”). As a result, immediately prior to the consummation of the Corporate Conversion, Holdings was the sole equity owner of the Company. Pursuant to the Corporate Conversion, Holdings’ equity interests in the Company were converted into a total of 12,467,866 shares of Common Stock. These shares were issued to Holdings on October 14, 2010 as a private placement to sophisticated investors pursuant to an exemption from the registration requirements of the Securities Act of 1933 afforded by Section 4(2) of that Act. These shares represent the only shares of Common Stock that were outstanding prior to the consummation of the Company’s initial public offering (but do not give effect to the shares of Common Stock underlying the stock options and restricted stock units described above).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By virtue of actions taken by the initial Board of Directors of the Company immediately after the Corporate Conversion, the officers of Tower Automotive, LLC immediately prior to the consummation of the Corporate Conversion were elected to the identical positions as officers of Tower International, Inc. and the members of the Board of Managers of Tower Automotive, LLC immediately prior to the consummation of the Corporate Conversion were elected to the Board of Directors of Tower International, Inc., to hold office for the terms described in the 424(b) Prospectus.

See Item 1.01 herein for additional information regarding compensatory arrangements effected promptly after the consummation of the Corporate Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Corporate Conversion, the Company filed its certificate of incorporation with the Secretary of State of the State of Delaware on October 14, 2010. A copy of that certificate of incorporation has been filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-165200) (the “Registration Statement”).

Also on October 14, 2010, the initial Board of Directors of the Company adopted the Company’s by-laws. A copy of those by-laws has been filed as an exhibit to the Registration Statement.

No amendments have been made to either the above-mentioned certificate of incorporation or the above-mentioned by-laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1 Underwriting Agreement, dated as of October 14, 2010, by and among the Company and the underwriters named therein, is incorporated by reference to Exhibit 1.1 to the Registration Statement.

3.1 Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to the Registration Statement.

3.2 By-laws are incorporated by reference to Exhibit 3.2 to the Registration Statement.

10.28 2010 Equity Incentive Plan is incorporated by reference to Exhibit 10.28 to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/S/ JEFFREY KERSTEN
Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

Dated: October 18, 2010

EXHIBIT INDEX

1.1  Underwriting Agreement, dated as of October 14, 2010, by and among the Company and the underwriters named therein, is incorporated by reference to Exhibit 1.1 to the Registration Statement.

3.1  Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to the Registration Statement.

3.2  By-laws are incorporated by reference to Exhibit 3.2 to the Registration Statement.

10.28 2010 Equity Incentive Plan is incorporated by reference to Exhibit 10.28 to the Registration Statement.